UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): May 3, 2018

LGI HOMES, INC. (Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of LGI Homes, Inc. (the “Company”) held on May 3, 2018, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in the Company’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 22, 2018.

Election of Directors (Item 1)
The following nominees for director were elected to serve one-year terms expiring at the Company's 2019 annual meeting of stockholders:

Nominee	For	Against	Withheld	Broker Non-Votes
Ryan Edone	15,582,628	—	262,070	4,686,657
Duncan Gage	15,582,934	—	261,764	4,686,657
Eric Lipar	15,566,790	—	277,908	4,686,657
Bryan Sansbury	13,392,046	—	2,452,652	4,686,657
Steven Smith	11,663,123	—	4,181,575	4,686,657
Robert Vahradian	13,392,310	—	2,452,388	4,686,657

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)
The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified:

For	Against	Abstentions	Broker Non-Votes
20,461,457	43,180	26,718	—

Advisory Vote to Approve the Compensation Paid to the Named Executive Officers for 2017 (Item 3)
The advisory vote on the compensation paid to the named executive officers for 2017 was approved:

For	Against	Abstentions	Broker Non-Votes
15,548,125	143,813	152,760	4,686,657

Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation (Item 4)
The advisory vote on the frequency of future advisory votes on executive compensation was:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
8,454,920	95,925	6,986,657	307,196	4,686,657
In light of the results of the advisory vote on the frequency of future advisory votes on executive compensation, the Board of Directors of the Company has determined that the Company will hold a non-

binding advisory vote on executive compensation every year, until the next required non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2018
LGI HOMES, INC.

	By:	/s/ Eric Lipar
Eric Lipar
Chief Executive Officer and Chairman of the Board